UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2014

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

February 2015

Report to Fellow Shareholders:

Market Overview

     Investors faced a barrage of news and events during the second half of 2014 that had both short and long-term implications. The public was shaken by the news of Ebola reaching the U.S. and the social unrest in Ferguson, Missouri. Republicans rode through the November elections winning enough seats to control both the House and the Senate, setting up a shift in political power in 2015. On the economic front, there were signs of improvement domestically, while the balance of the world seemed to be shifting to slower economic growth. The issue that stole the spotlight was the dramatic fall in crude oil prices in late November after OPEC announced their intention to defend market share rather than curb production to support the price of oil.

     In October, the Federal Reserve (“Fed”) attained their objective of ending the multi-year asset purchase program. Bond purchases reached $85 billion per month in 2013, spanning 37 consecutive months in an effort to drive rates lower and revive economic growth. Now that the Fed has halted this program, focus will be on identifying when they decide to raise and normalize the Fed Funds rate, which is currently 0.00% – 0.25%. There is significant support from certain groups for the Fed to pursue a normalized monetary policy sooner. Chairperson Yellen has taken great steps to calm markets by announcing the Fed’s next move will be predicated on future trends in economic data, primarily employment and inflation data. Employment’s continued improvement gives the Fed reason to consider tightening monetary policy sooner, while inflation has been stubbornly low suggesting there is no immediate need to tighten. The preferred inflation measure, U.S. Personal Consumption Expenditure Core Price Index (PCE Core), has been consistently below the Fed’s target of 2.0%, giving them reason to pause. A move to increase rates seems unlikely in the short-term with the PCE Core hovering around 1.4%, and falling oil prices likely to further dampen inflationary pressures. We would expect the earliest the Fed may raise rates would be in the fourth quarter of 2015, but given the current backdrop, we believe it will more likely be pushed back to 2016.

     The collapse of crude oil prices will have a broad, bifurcated impact on the global economy, inflation and financial markets. Oil prices peaked in June and steadily declined until Thanksgiving when OPEC announced they would not defend the current price, but rather their market share in crude oil. The announcement launched a new wave of selling that offered little evidence of finding a floor price. The price fell 31.5% from June to Thanksgiving and 49.9% by December 31. The lower oil price offers a significant break to consuming countries, but also a significant loss in revenue for oil producing countries. The geopolitical implications from loss in oil exports will be borne out of the next year as many of these countries have budgets depending on a much higher price for oil. The governments of Saudi Arabia, Russia and Venezuela will all be tested should the price remain this low for an extended period.

The High Yield Market:

The high yield market posted modest returns for the year ended December 31, 2014. The Bank of America Merrill Lynch (BAML) U.S. High Yield Constrained Index (HY Index)

produced a 2.51% for the year, the lowest annual return over the past ten years. The HY Index posted a healthy 5.64% total return for the six month period ending June 30, 2014, but the slide in the price of crude oil during the second half of the year sparked a decline of -2.96% for the second half of 2014. The slide in oil prices along with uninspiring economic growth resulted in a flight from high yield bonds to higher quality assets. The yield on the benchmark 10-year Treasury Note dropped from a 3.0% yield at the beginning of 2014, to a low of 2.06% in December, 2014. This was in stark contrast to consensus expectations for a rise in interest rates as the economy was expected to improve as the Federal Reserve was expected to take steps to normalize their monetary policy by raising short rates. Less than expected economic growth and low inflation kept Fed policy stable and room for other rates to move lower. Along with Treasury Notes, the higher quality buckets in the HY Index also generated higher total returns as shown in the table below.

As of: December 31, 2014
	Quarter Ended
	December 31,	Calendar Years
	2014	2014	2013	2012		2011
BAML U.S. Bond Indices:
CCC & Lower High Yield	-4.75%	-2.57%	12.96%	20.27%		-1.40%
Single B High Yield	-1.68%	1.32%	7.47%	15.02%		4.65%
BB High Yield	0.75%	5.34%	5.19%	14.36%		6.12%
BBB Corporate Bond	0.67%	7.70%	-0.95%	11.98%		8.12%
				Annualized
				3	Year	5	Year
BAML U.S. Bond Indices:
CCC & Lower High Yield				9.79%		9.09%
Single B High Yield				7.78%		8.35%
BB High Yield				8.21%		9.09%
BBB Corporate Bond				6.10%		7.44%

     We expect a similar pattern of investors favoring higher quality investments to persist into the first half of 2015 until energy prices confirm a base and stabilize.

     The high yield market was negatively impacted by the decline in the price of crude oil along with concerns of potential financial stress to high yield energy companies as oil prices dropped. The resounding success of fracking and drilling in the U.S. in recent years has led to a large increase in capital flowing to drilling projects. The high yield market served as a source for much of the new capital. From 2004 to 2014, the Index weight of the BAML U.S. High Yield Energy Index increased from 8.94% to 13.36%, an increase of approximately 50%. As the pace of new projects rose in tandem with the price of crude oil, the high yield market continued to supply additional capital. Much like past cycle peaks, investors remained optimistic, even when faced with an ever rising price of crude as it pushed above $100 per barrel by mid-year 2014. Investors comfort level did not waiver even as the United States domestic production reached record levels thus eliminating a large portion of demand for imported oil. The first cracks in the foundation for crude oil prices occurred in mid-June and culminated over Thanksgiving as previously noted. By the end of the year, the price of West Texas Intermediate (WTI) had fallen a breathtaking 50%. The capital flowing from the high yield bond market to the oil fields went to companies of varying degrees of credit quality. Unfortunately, a large amount of debt went to the smaller, highly leveraged companies that are most susceptible to a decline in oil prices or disruption in business. The decline in the price of oil and concern over a reduction in drilling led to a dramatic drop in energy related bonds.

     We see opportunities in the energy master limited partnership (“MLP”) area, which has experienced weakness in prices associated with the simultaneous decline in the price of oil. We’ve added several MLP’s where business and revenue is predominantly dependent on volume and fees, rather than the underlying price of oil. Kinder Morgan (KMI) and Plains All American Pipeline (PAA) are examples of high quality, well-run companies whose stock is being negatively impacted largely due to the fall in the price of oil rather than company specific concerns. We believe these companies are attractive given their potential to maintain and raise their dividends in the future.

     One of our core beliefs is to take advantage of opportunities where we feel markets have overreacted to news. Often times the emotional reaction of investors will create mispriced securities during these periods of volatility. We are targeting a shorter average duration for the portfolio based on the historical context of interest rate levels. Weak economic growth and low inflation may provide room for interest rates to move lower in the short-run, but we think there is a greater probability that interest rates will be higher 1-2 years out. We’ve also added a tactical allocation to loans with floating rate features that should provide greater price stability when interest rates eventually rise.

Performance

     Nicholas High Income Fund – Class I produced a net return of 1.62% for the period ended December 31, 2014. Returns for Nicholas High Income Fund, Inc. Class I and N, and selected indices are provided in the chart below for the periods ended December 31, 2014. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

	Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year
Nicholas High Income Fund, Inc. – Class I	1.62%		6.86%		7.66%		5.53%
Nicholas High Income Fund, Inc. –
Class N (linked to Class I)	1.34%		6.50%		7.27%		5.08%
BAML U.S. High Yield Constrained Index	2.51%		8.35%		8.84%		7.61%
BAML U.S. High Yield BB-B Bond Index	3.47%		8.05%		8.78%		7.15%
Morningstar High Yield Bond Funds Category	1.11%		7.41%		7.86%		6.31%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$10,162		$12,202		$14,466		$17,131
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class N	$10,134		$12,081		$14,204		$16,410
Fund’s Class I Expense Ratio (from 04/30/14 Prospectus): 0.66%
Fund’s Class N Expense Ratio (from 01/28/15 Prospectus): 1.04%

The Fund’s expense ratios for the period ended December 31, 2014 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     We believe the returns earned by the Fund in 2014 are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially, sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns with less downside risk.

     We remain committed to the Fund’s long-term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

Lawrence J. Pavelec, CFA
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions – You cannot invest directly in an index.

The U.S. Personal Consumption Expenditure Core Price Index is defined as personal consumption expenditures prices excluding food and energy prices. The index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield Constrained Index limits any individual issuer included in the Bank of America Merrill Lynch U.S. High Yield Index to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch BB-B U.S. Non-Distressed High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through B3, inclusive, with an option-adjusted spread less than 1,000 basis points.

The Bank of America Merrill Lynch Single-B U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated B1 through B3.

The Bank of America Merrill Lynch U.S. High Yield BB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through BB3.

The Bank of America Merrill Lynch U.S. High Yield CCC and Lower Rated Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC1 or lower.

The Bank of America Merrill Lynch U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of a rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch BBB U.S. Corporate Index is a subset of the Bank of America Merrill Lynch U.S. Corporate Index including all securities rated BBB1 through BBB3.

The Bank of America Merrill Lynch U.S. High Yield Energy Index is a subject of the Bank of America Merrill Lynch U.S. High Yield Index including all securities of Energy issuers.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Definitions:

Duration estimates a portfolio’s price sensitivity to changes in the shape of the yield curve.

Margin of Safety refers to the practice of investing in which an investor purchases securities when the market price is significantly below its intrinsic value.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization.

OPEC – Organization of Petroleum Exporting Countries.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

     The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same periods in the Bank of America Merrill Lynch U.S. High Yield Constrained Index. The graph assumes a $10,000 investment in the Fund’s Class I and the index at the beginning of the first fiscal year.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS HIGH INCOME FUND, INC. CLASS I AND BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD CONSTRAINED INDEX

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	December 31,	December 31,	December 31,
	2014	2014	2014
Average Annual Total Return	1.62%	7.66%	5.53%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCINX)

For a share outstanding throughout each period

		Years Ended December 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$9.86	$9.86	$9.28	$9.52	$9.09
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.52	.58	.64	.69	.74
Net gain (loss) on securities
(realized and unrealized)	(.35)	.00 (1)	.58	(.22)	.41
Total from investment operations	.17	.58	1.22	.47	1.15
LESS DISTRIBUTIONS
From net investment income	(.51)	(.58)	(.64)	(.71)	(.72)
NET ASSET VALUE, END OF PERIOD	$9.52	$9.86	$9.86	$9.28	$9.52

TOTAL RETURN	1.62%	5.91%	13.36%	4.93%	12.99%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$101.1	$103.8	$103.0	$93.8	$91.6
Ratio of expenses to average net assets	.67%	.66%	.66%	.72%	.74%
Ratio of net investment income
to average net assets	5.24%	5.74%	6.52%	7.44%	7.74%
Portfolio turnover rate	50.76%	51.47%	62.31%	61.19%	78.23%

(1) The amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)

For a share outstanding throughout each period

		Years Ended December 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF PERIOD	$9.99	$9.98	$9.39	$9.64	$9.18
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.48	.54	.61	.66	.69
Net gain (loss) on securities
(realized and unrealized)	(.34)	.01	.59	(.23)	.44
Total from investment operations	.14	.55	1.20	.43	1.13
LESS DISTRIBUTIONS
From net investment income	(.47)	(.54)	(.61)	(.68)	(.67)
NET ASSET VALUE, END OF PERIOD	$9.66	$9.99	$9.98	$9.39	$9.64

TOTAL RETURN	1.34%	5.54%	12.96%	4.45%	12.56%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$6.6	$6.3	$9.3	$2.6	$3.4
Ratio of expenses to average net assets	1.02%	1.01%	1.01%	1.06%	1.06%
Ratio of net investment income
to average net assets	4.90%	5.45%	6.15%	7.07%	7.34%
Portfolio turnover rate	50.76%	51.47%	62.31%	61.19%	78.23%

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
December 31, 2014 (unaudited)

Percentage
Name	of Net Assets
CDW LLC	2.53%
Florida East Coast Holdings Corp	2.30%
DaVita Inc	1.97%
Kinder Morgan, Inc	1.89%
Chesapeake Energy Corporation	1.82%
Cincinnati Bell Inc	1.78%
CNH Industrial Capital LLC	1.77%
Landry’s, Inc	1.75%
Ball Corporation	1.67%
Six Flags Entertainment Corporation	1.62%
Total of top ten	19.10%

Sector Diversification (as a percentage of portfolio)

December 31, 2014 (unaudited)

Fund Expenses

For the six month period ended December 31, 2014 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/30/14	12/31/14	07/01/14 - 12/31/14
Actual	$1,000.00	$974.20	$3.23
Hypothetical	1,000.00	1,021.72	3.31
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended December 31, 2014 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	06/30/14	12/31/14	07/01/14 - 12/31/14
Actual	$1,000.00	$972.80	$4.97
Hypothetical	1,000.00	1,019.96	5.09
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2014

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 81.83%
	Automotive – Auto Makers — 1.03%
$1,000,000	Chrysler Group LLC 8.25%, 06/15/21	$1,107,500
	Automotive – Parts & Equipment — 2.96%
1,500,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	1,590,000
500,000	Goodyear Tire & Rubber Company (The) 7.00%, 05/15/22	540,000
1,000,000	Goodyear Tire & Rubber Company (The) 8.25%, 08/15/20	1,060,000
		3,190,000
	Banking — 0.70%
1,000,000	BAC Capital Trust XIV Floating Rate Preferred Hybrid
	Income Term Securities 4.00%, 09/29/49(1)	750,000
	Basic Industry – Building Materials — 0.98%
1,045,000	CEMEX, S.A.B. de C.V. 144A restricted,
	Floating Rate Senior Notes, 5.26%, 09/30/15(2)	1,055,586
	Basic Industry – Forestry & Paper — 0.53%
500,000	Potlatch Corporation 144A restricted, 7.50%, 11/01/19	572,500
	Basic Industry – Metal/Mining Excluding Steel — 2.03%
1,000,000	Ausdrill Finance Pty Ltd 6.875%, 11/01/19	820,000
1,500,000	FMG Resources (August 2006) Pty, Ltd.
	144A restricted, 8.25%, 11/01/19	1,365,000
		2,185,000
	Basic Industry – Steel Producers & Products — 0.49%
500,000	United States Steel Corporation 7.375%, 04/01/20	525,000
	Capital Goods – Aerospace & Defense — 1.18%
1,250,000	Spirit AeroSystems, Inc. 5.25%, 03/15/22	1,271,875
	Capital Goods – Diversified — 0.49%
500,000	Park-Ohio Industries, Inc. 8.125%, 04/01/21	531,250
	Capital Goods – Machinery — 1.77%
2,000,000	CNH Industrial Capital LLC 144A restricted, 3.375%, 07/15/19	1,910,000
	Capital Goods – Packaging — 1.67%
1,750,000	Ball Corporation 5.00%, 03/15/22	1,802,500
	Consumer Goods – Beverage — 1.03%
1,000,000	Constellation Brands, Inc. 6.00%, 05/01/22	1,105,000
	Consumer Goods – Food – Wholesale — 6.31%
1,000,000	Diamond Foods, Inc. 144A restricted, 7.00%, 03/15/19	1,025,000
1,000,000	H.J. Heinz Company 4.25%, 10/15/20	1,010,000
500,000	KeHE Distributors, LLC 144A restricted, 7.625%, 08/15/21	531,250
500,000	Pinnacle Foods Finance LLC 4.875%, 05/01/21	487,500
1,000,000	Post Holdings, Inc. 7.375%, 02/15/22	1,000,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2014

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 81.83% (continued)
	Consumer Goods – Food – Wholesale — 6.31% (continued)
$1,000,000	Southern States Cooperative, Incorporated
	144A restricted, 10.00%, 08/15/21	$855,000
1,250,000	TreeHouse Foods, Inc. 4.875%, 03/15/22	1,265,625
602,000	Wells Enterprises, Inc. 144A restricted, 6.75%, 02/01/20	617,050
		6,791,425
	Consumer Goods – Personal & Household — 2.01%
1,465,000	FGI Operating Company, LLC 7.875%, 05/01/20	1,318,500
1,000,000	Sun Products Corporation (The) 144A restricted, 7.75%, 03/15/21	845,000
		2,163,500
	Energy – Exploration & Production — 3.89%
2,000,000	Chesapeake Energy Corporation
	Floating Rate Senior Notes, 3.48%, 04/15/19(3)	1,960,000
1,000,000	Cimarex Energy Co. 5.875%, 05/01/22	1,040,000
1,000,000	Halcon Resources Corporation 8.875%, 05/15/21	752,500
500,000	LINN Energy, LLC 8.625%, 04/15/20	435,000
		4,187,500
	Energy – Gas-Distribution — 0.94%
974,000	MarkWest Energy Partners, L.P. 6.25%, 06/15/22	1,008,090
	Energy – Oil Field Equipment & Services — 4.19%
1,350,000	CHC Helicopter S.A. 9.25%, 10/15/20	1,312,875
1,000,000	Hornbeck Offshore Services, Inc. 5.00%, 03/01/21	820,000
500,000	Offshore Group Investment Limited 7.50%, 11/01/19	372,500
600,000	Parker Drilling Company 6.75%, 07/15/22	450,000
500,000	Petroleum Geo-Services ASA 144A restricted, 7.375%, 12/15/18	417,500
1,500,000	Seventy Seven Operating LLC 6.625%, 11/15/19	1,140,000
		4,512,875
	Energy – Oil Refining & Marketing — 0.94%
1,000,000	Tesoro Corporation 5.375%, 10/01/22	1,012,500
	Financial Services – Brokerage — 2.24%
1,500,000	Jefferies Finance LLC 144A restricted, 7.375%, 04/01/20	1,395,000
968,000	Oppenheimer Holdings Inc. 8.75%, 04/15/18	1,016,400
		2,411,400
	Financial Services – Investments &
	Miscellaneous Financial Services — 0.93%
1,000,000	Icahn Enterprises L.P. 4.875%, 03/15/19	997,500
	Healthcare – Facilities — 4.89%
500,000	Aviv Healthcare Properties Limited Partnership 6.00%, 10/15/21	520,000
1,000,000	CHS/Community Health Systems, Inc. 6.875%, 02/01/22	1,059,375
2,000,000	DaVita Inc. 5.75%, 08/15/22	2,120,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2014

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 81.83% (continued)
	Healthcare – Facilities — 4.89% (continued)
$500,000	Sabra Health Care Limited Partnership 5.50%, 02/01/21	$520,000
1,000,000	VWR Funding, Inc. 7.25%, 09/15/17	1,045,000
		5,264,375
	Healthcare – Medical Products — 2.45%
1,030,000	Fresenius Medical Care US Finance II, Inc.
	144A restricted, 5.625%, 07/31/19	1,099,525
500,000	Grifols Worldwide Operations Limited
	144A restricted, 5.25%, 04/01/22	511,350
475,000	Physio-Control International, Inc.
	144A restricted, 9.875%, 01/15/19	503,500
500,000	Teleflex Incorporated 6.875%, 06/01/19	521,250
		2,635,625
	Healthcare – Pharmaceuticals — 0.93%
1,000,000	Endo Finance Co. 144A restricted, 5.75%, 01/15/22	1,000,000
	Leisure – Gaming — 2.50%
500,000	Boyd Gaming Corporation 9.125%, 12/01/18	512,500
1,000,000	MGM Resorts International 8.625%, 02/01/19	1,133,750
1,500,000	Scientific Games International, Inc. 6.25%, 09/01/20	1,050,000
		2,696,250
	Leisure – Hotels — 0.48%
500,000	FelCor Escrow Holdings, L.L.C. 6.75%, 06/01/19	519,350
	Leisure – Recreation & Travel — 1.62%
1,750,000	Six Flags Entertainment Corporation
	144A restricted, 5.25%, 01/15/21	1,750,000
	Leisure – Theaters & Entertainment — 1.92%
1,500,000	Activision Blizzard, Inc. 144A restricted, 5.625%, 09/15/21	1,575,000
500,000	Cinemark USA, Inc. 5.125%, 12/15/22	488,750
		2,063,750
	Media – Advertising — 1.42%
1,500,000	Nielsen Company (Luxembourg) S.ar.l. (The)
	144A restricted, 5.50%, 10/01/21	1,530,000
	Media – Cable — 0.97%
1,000,000	UPCB Finance III Limited 144A restricted, 6.625%, 07/01/20	1,050,000
	Media – Diversified — 1.38%
1,500,000	Gannett Co., Inc. 144A restricted, 4.875%, 09/15/21	1,488,750
	Media – Printing & Publishing — 1.36%
500,000	Deluxe Corporation 6.00%, 11/15/20	516,250
1,000,000	Quad/Graphics, Inc. 144A restricted, 7.00%, 05/01/22	945,000
		1,461,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2014

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 81.83% (continued)
	Real Estate – Development & Management — 0.47%
$500,000	CBRE Services, Inc. 5.00%, 03/15/23	$510,950
	Retail – Restaurants — 3.85%
1,775,000	Landry’s, Inc. 144A restricted, 9.375%, 05/01/20	1,881,500
1,220,000	NPC International, Inc. 10.50%, 01/15/20	1,265,750
1,000,000	Wok Acquisition Corp. 144A restricted, 10.25%, 06/30/20	997,500
		4,144,750
	Retail – Specialty Retail — 2.82%
1,500,000	Men’s Wearhouse, Inc. (The) 144A restricted, 7.00%, 07/01/22	1,541,250
500,000	Party City Holdings Inc. 8.875%, 08/01/20	533,750
1,120,000	Rent-A-Center, Inc. 4.75%, 05/01/21	963,200
		3,038,200
	Services – Support & Services — 4.66%
1,500,000	ADT Corporation (The) 3.50%, 07/15/22	1,278,750
250,000	Avis Budget Car Rental, LLC 5.50%, 04/01/23	255,000
500,000	Avis Budget Car Rental, LLC 144A restricted, 5.125%, 06/01/22	505,000
1,000,000	Cardtronics, Inc. 144A restricted, 5.125%, 08/01/22	975,000
500,000	NESCO, LLC 144A restricted, 6.875%, 02/15/21	465,000
976,000	ServiceMaster Company (The) 8.00%, 02/15/20	1,027,240
500,000	ServiceMaster Company (The) 7.00%, 08/15/20	517,500
		5,023,490
	Technology & Electronics – Computer Hardware — 4.94%
500,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	480,000
1,250,000	CDW LLC 6.00%, 08/15/22	1,290,625
1,500,000	CommScope, Inc. 144A restricted, 5.00%, 06/15/21	1,477,500
1,000,000	Dell Inc. 144A restricted, 5.625%, 10/15/20	1,040,500
1,000,000	NCR Corporation 5.875%, 12/15/21	1,027,500
		5,316,125
	Technology & Electronics – Electronics — 0.49%
500,000	NXP B.V. 144A restricted, 5.75%, 02/15/21	525,000
	Telecommunications – Integrated & Services — 2.81%
809,000	Cincinnati Bell Inc. 8.375%, 10/15/20	849,450
1,000,000	CyrusOne LP 6.375%, 11/15/22	1,067,500
1,000,000	Frontier Communications Corporation 8.50%, 04/15/20	1,115,000
		3,031,950
	Telecommunications – Satellite — 1.45%
1,500,000	Intelsat Jackson Holdings S.A. 7.25%, 04/01/19	1,565,625
	Telecommunications – Wireless — 0.87%
1,000,000	Digicel Limited 144A restricted, 6.00%, 04/15/21	935,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2014

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 81.83% (continued)
	Transportation – Rail — 2.30%
$2,000,000	Florida East Coast Holdings Corp.
	144A restricted, 6.75%, 05/01/19	$1,980,000
500,000	Florida East Coast Industries, LLC
	144A restricted, 9.75%, 05/01/20	497,500
		2,477,500
	Utility – Electric-Generation — 0.94%
1,000,000	Calpine Corporation 5.375%, 01/15/23	1,010,000
	TOTAL NON-CONVERTIBLE BONDS
	(cost $90,807,622)	88,128,941
BANK LOANS — 3.17%
	Healthcare – Medical Products — 0.91%
992,500	Grifols Worldwide Operations USA, Inc. Term B 3.16%, 02/27/21(4)	977,612
	Technology & Electronics – Computer Hardware — 0.93%
1,000,000	Zebra Technologies Corporation Term B 4.75%, 09/30/21(5)	1,004,000
	Technology & Electronics – Telecommunications Equipment — 1.33%
1,481,162	CDW LLC Term B 3.25%, 04/29/20(6)	1,433,587
	TOTAL BANK LOANS
	(cost $3,454,385)	3,415,199
COMMON STOCKS — 7.72%
	Energy — 4.76%
32,000	Dorchester Minerals, L.P	816,960
48,000	Kinder Morgan, Inc	2,030,880
24,000	Plains All American Pipeline, L.P	1,231,680
23,500	Williams Partners L.P	1,051,625
		5,131,145
	Industrials – Transportation — 1.42%
21,500	Macquarie Infrastructure Company LLC	1,528,435
	Other — 1.54%
11,000	iShares iBoxx $ High Yield Corporate Bond ETF	985,600
17,500	SPDR Barclays High Yield Bond ETF	675,675
		1,661,275
	TOTAL COMMON STOCKS
	(cost $8,105,804)	8,320,855

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

December 31, 2014

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 6.29%
	Commercial Paper — 4.92%
$1,000,000	CBS Corporation 0.55%, 01/02/15	$999,985
1,000,000	Edison International 0.50%, 01/02/15	999,986
250,000	VW Credit, Inc. 0.22%, 01/02/15	249,998
525,000	Hitachi Capital America Corp. 0.60%, 01/07/15	524,948
1,098,000	Pentair Finance S.A. 0.57%, 01/08/15	1,097,878
626,000	Valspar Corporation (The) 0.50%, 01/13/15	625,896
325,000	Diageo Capital plc 0.50%, 01/15/15	324,937
471,000	Hitachi Capital America Corp. 0.35%, 01/20/15	470,913
		5,294,541
	Variable Rate Security — 1.37%
1,479,476	Fidelity Institutional Money Market Fund – Class I	1,479,476
	TOTAL SHORT-TERM INVESTMENTS
	(cost $6,774,017)	6,774,017
	TOTAL INVESTMENTS
	(cost $109,141,828) – 99.01%	106,639,012
	OTHER ASSETS, NET OF LIABILITIES – 0.99%	1,064,960
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$107,703,972

(1)	The greater of (i) 3-month LIBOR plus 0.40% and (ii) 4.00%, such rate being reset quarterly.
(2)	Resets quarterly, equal to 3-month LIBOR plus 5.00%.
(3)	Resets quarterly, equal to 3-month LIBOR plus 3.25%.
(4)	Resets monthly, equal to 1-month LIBOR plus 3.00%.
(5)	The greater of (i) 3-month LIBOR plus 4.00% and (ii) 4.75%, such rate being reset quarterly.
(6)	The greater of (i) 3-month LIBOR plus 2.25% and (ii) 3.25%, such rate being reset quarterly.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2014

ASSETS
Investments in securities at value (cost $109,141,828)	$106,639,012
Dividend and interest receivables	1,530,795
Other	11,564
Total assets	108,181,371

LIABILITIES
Payables —
Investment securities purchased	366,484
Due to adviser —
Management fee	39,592
Accounting and administrative fee	4,247
Total due to adviser	43,839
12b-1 and servicing fee	14,986
Capital stock redemption	8,823
Other payables and accrued expense	43,267
Total liabilities	477,399
Total net assets	$107,703,972

NET ASSETS CONSIST OF
Paid in capital	$117,475,512
Net unrealized depreciation on investments	(2,502,816)
Accumulated net realized loss on investments	(7,324,718)
Accumulated undistributed net investment income	55,994
Total net assets	$107,703,972

Class I:
Net assets	$101,133,725
Shares outstanding	10,623,056
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$9.52

Class N:
Net assets	$6,570,247
Shares outstanding	680,405
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$9.66

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2014

INCOME
Interest	$6,115,087
Other	360,035
Total income	6,475,122

EXPENSES
Management fee	478,603
Transfer agent fees	50,388
Accounting and administrative fees	50,000
Registration fees	41,469
Audit and tax fees	29,325
Accounting system and pricing service fees	27,123
Printing	14,660
12b-1 fees – Class N	13,179
Directors’ fees	12,500
Legal fees	10,616
Servicing fees – Class N	5,271
Insurance	5,223
Custodian fees	4,555
Postage and mailing	3,958
Other operating expenses	5,996
Total expenses	752,866
Net investment income	5,722,256

NET REALIZED GAIN ON INVESTMENTS	710,501

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(4,637,445)
Net realized and unrealized loss on investments	(3,926,944)
Net increase in net assets resulting from operations	$1,795,312

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2014 and 2013

	2014	2013
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$5,722,256	$6,361,049
Net realized gain on investments	710,501	1,981,943
Change in net unrealized
appreciation/depreciation on investments	(4,637,445)	(1,837,614)
Net increase in net assets resulting
from operations	1,795,312	6,505,378

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(5,319,755)	(5,949,615)
From net investment income – Class N	(244,010)	(382,362)
Total distributions	(5,563,765)	(6,331,977)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(649,206 and 911,938 shares, respectively)	6,456,020	9,111,023
Reinvestment of distributions – Class I
(471,708 and 516,374 shares, respectively)	4,636,055	5,137,252
Cost of shares redeemed – Class I
(1,027,520 and 1,343,287 shares, respectively)	(10,181,704)	(13,475,944)
Proceeds from shares issued – Class N
(1,154,093 and 958,528 shares, respectively)	11,554,721	9,724,684
Reinvestment of distributions – Class N
(23,987 and 37,104 shares, respectively)	238,273	375,506
Cost of shares redeemed – Class N
(1,127,294 and 1,299,185 shares, respectively)	(11,331,325)	(13,242,955)
Change in net assets derived from
capital share transactions	1,372,040	(2,370,434)
Total decrease in net assets	(2,396,413)	(2,197,033)

NET ASSETS
Beginning of period	110,100,385	112,297,418
End of period (including accumulated
undistributed net investment income of
$55,994 and $61,372, respectively)	$107,703,972	$110,100,385

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2014

(1) Summary of Significant Accounting Policies —
Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the

Notes to Financial Statements (continued)
December 31, 2014

markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$8,320,855
Variable Rate Security	1,479,476
Level 2 –
Non-Convertible Bonds(1)	88,128,941
Bank Loans(1)	3,415,199
Commercial Paper	5,294,541
Level 3 –
None	—
Total	$106,639,012
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended December 31, 2014 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to

Notes to Financial Statements (continued)
December 31, 2014

a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-
tax differences to reflect tax character. At December 31, 2014, reclassifications were recorded to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $163,869.

The tax character of distributions paid during the years ended December 31 was as follows:

	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$5,563,765	$6,331,977

As of December 31, 2014, investment cost for federal tax purposes was
$109,167,655 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,466,046
Unrealized depreciation	(3,994,689)
Net unrealized depreciation	(2,528,643)
Undistributed ordinary income	55,994
Accumulated net realized capital loss	(7,247,689)
Other losses	(51,202)
Paid in capital	117,475,512
Net assets	$107,703,972

The differences between book-basis and tax-basis unrealized depreciation and accumulated net realized capital loss are attributable primarily to the tax deferral of wash sales losses.

As of the year ended December 31, 2014, the Fund realized post-October capital losses of approximately $51,000, which for tax purposes, will be deferred and recognized in the following year.

The Fund utilized approximately $951,000 of capital loss carryforwards during fiscal
2014. As of December 31, 2014, the Fund has capital loss carryforwards of approximately $7,248,000, which expire as follows: $414,000 in 2016 and $6,834,000 in 2017. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2014. Also, the Fund recognized no

Notes to Financial Statements (continued)
December 31, 2014

interest and penalties related to uncertain tax benefits during the period ended
December 31, 2014. At December 31, 2014, the fiscal years 2011 through 2014 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of December 31, 2014. There have been no significant subsequent events since December 31, 2014 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.50% of the average net asset value up to and including $50 million, 0.40% of the average net asset value in excess of $50 million and up to and including $100 million and 0.30% of the average net asset value in excess of $100 million.

The Adviser is compensated for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $5,796 for the year ended December 31,
2014 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$54,475,876 and $52,502,879, respectively.

Notes to Financial Statements (continued)
December 31, 2014

(4) Concentration of Risk —
The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas High Income Fund, Inc. (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
February 27, 2015

Historical Record(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
Class I	Per Share	Per Share		Investment(3)
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
December 31, 2011	9.28	0.7070		95,354
December 31, 2012	9.86	0.6375		108,095
December 31, 2013	9.86	0.5757		114,488
December 31, 2014	9.52	0.5065	(a)	116,347
Class N
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
December 31, 2011	9.39	0.6782		13,522
December 31, 2012	9.98	0.6062		15,275
December 31, 2013	9.99	0.5367		16,121
December 31, 2014	9.66	0.4697	(a)	16,337

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)

Paid on April 29, 2014, $0.1340 and $0.1249 to respective Class I and Class N shareholders of record as of April 28, 2014. Paid on July 30, 2014, $0.1364 and $0.1252 to respective Class I and Class N shareholders of record as of July 29, 2014. Paid on October 28, 2014, $0.1212 and $0.1106 to respective Class I and Class N shareholders of record as of October 27, 2014. Paid on December 30, 2014, $0.1149 and $0.1090 to respective Class I and Class N shareholders of record as of December 29, 2014.

The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated June 30, 2014.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2014. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President	(2), 10 years	Chief Investment Officer	3	None
53(1), (3)	and		and Director, Nicholas
	Director		Company, Inc., the
Adviser to the Fund. He
is Portfolio Manager of
Nicholas II, Inc. and
Nicholas Limited Edition,
Inc. and Associate
Portfolio Manager of
Nicholas Fund, Inc.
DISINTERESTED DIRECTORS
Robert H. Bock	Director	(2), 12 years	Private Investor,	5	None
82			Consultant, Dean Emeritus
of Business Strategy and
Ethics, University of
Wisconsin School of
Business, 1997 to present.
Timothy P. Reiland, CFA	Director	(2), 10 years	Private Investor,	5	None
58			Consultant, Chairman and
Chief Financial Officer,
Musicnotes, Inc.,
October 2001 to present.
Investment Analyst from
1987 to October 2001,
Tucker Anthony
Incorporated, a
brokerage firm.
Jay H. Robertson	Director	(2), 20 years	Private Investor, April	6	None
63			2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Albert O. Nicholas, CFA	Executive	Annual,	Chief Executive Officer and Chairman of the Board,
83(3)	Vice	37 years	Nicholas Company, Inc., the Adviser to the Fund.
	President		He is Portfolio Manager of Nicholas Fund, Inc.
and Co-Portfolio Manager of Nicholas Equity
Income Fund, Inc.

David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
72(3)	Vice	33 years	the Adviser to the Fund.
President
Jeffrey T. May, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
58	President,	21 years	Financial Officer and Chief Compliance Officer,
	Secretary,		Nicholas Company, Inc., the Adviser to the Fund.
	Treasurer		He is Portfolio Manager of Nicholas Money
	and Chief		Market Fund, Inc.
Compliance
Officer
Lawrence J. Pavelec, CFA	Senior	Annual,	Senior Vice President, Nicholas Company, Inc.,
56	Vice	12 years	the Adviser to the Fund. He has been Portfolio
	President		Manager of the Fund since April 2008. He served
	and		as Co-Portfolio Manager from April 2003 until
	Portfolio		April 2008.
Manager
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser
57	President	28 years	to the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas is the son of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;

*	the receipt of any non-nominal gifts;
*	the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 24, 2014

Exhibit A
Persons Covered by this Code of Ethics
The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,400 in 2014 and $25,400 in 2013.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,925 in 2014 and $3,925 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,000 in 2014 and $16,000 in 2013. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2014 and 10/31/2013, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: February 27, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: February 27, 2015

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: February 27, 2015